                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       June 6, 1997



                     GAYLORD CONTAINER CORPORATION
------------------------------------------------------------------------------
      (Exact name of registrant as specified in its charter)



         Delaware                                       36-3472452
----------------------------                    -------------------------
(State or other jurisdiction                    (IRS Employer Identification
     of incorporation)                                    Number)


                                      1-9915
                             ------------------------
                             (Commission File Number)






500 Lake Cook Road, Suite 400, Deerfield, Illinois           60015
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(Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code:     (847) 405-5500
                                                        --------------

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Item 5.   Other Events.

          The Press Release issued by Gaylord Container Corporation on June 6, 1997 and attached hereto as Exhibit 99.1 is hereby incorporated by reference.

Item 7.   Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

               99.1 Press Release dated June 6, 1997, issued by Gaylord
                    Container Corporation.












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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   GAYLORD CONTAINER CORPORATION


Dated: June 19, 1997                         By:  /s/ Daniel P. Casey
                                                  ------------------------
                                                  Daniel P. Casey
                                                  Executive Vice President














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                         INDEX TO EXHIBITS

                                                       Sequentially
Exhibit                                                  Numbered
Number                                                     Page
-------                                                    ----

  99.1    Press Release dated June 6, 1997, issued by
           Gaylord Container Corporation.                    5


















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